UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 29, 2018

BAZAARVOICE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10901 Stonelake Blvd.
Austin, Texas 78759
(Address of principal executive offices, including zip code)
(512) 551-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Securities Holders.
On January 29, 2018, at 8:30 a.m. Central time, Bazaarvoice, Inc. (the "Company") held a special meeting of stockholders (the "Special Meeting") to consider and vote on the following proposals (each of which is described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on December 26, 2017): (i) a proposal (the "Merger Proposal") to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, including by a First Amendment to Agreement and Plan of Merger on December 14, 2017, the "Merger Agreement"), dated as of November 26, 2017, by and among the Company, BV Parent, LLC, a Delaware limited liability company ("Parent"), and BV Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company surviving as a wholly owned subsidiary of Parent, and approve the Merger, (ii) a proposal (the "Adjournment Proposal") to adjourn the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal and (iii) a proposal (the "Compensation Proposal") to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.
There were 86,200,470 shares of Company common stock issued and outstanding on the record date and entitled to vote at the Special Meeting and 56,259,194 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1.	Merger Proposal:

Votes For	Votes Against	Abstentions
54,819,108	641,263	798,823

2.	Adjournment Proposal:

Votes For	Votes Against	Abstentions
53,084,567	2,373,213	801,414

3.	Compensation Proposal:

Votes For	Votes Against	Abstentions
53,712,427	1,694,092	852,675
No other business properly came before the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Kin Gill
Kin Gill Chief Legal Officer, General Counsel and Secretary

Date: January 29, 2018